UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 14, 2004

                                 ZIM CORPORATION
               (Exact name of registrant as specified in charter)

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                 Canada                                  0-30432                              Not Applicable
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
    (State or other jurisdiction of              (Commission File Number)           (IRS Employer Identification No.)
             incorporation)
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             200-20 Colonnade Road, Ottawa, Ontario, Canada K2E 7M6
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (613) 727-1397 with copies to:

                                Hank Gracin, Esq.
                               Lehman & Eilen LLP
                         50 Charles Lindbergh Boulevard
                                    Suite 505
                               Tel: (516) 222-0888
                               Fax: (516) 222-0948


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Item 7.                    EXHIBITS.

 (c ) Exhibits

Exhibit 99.1 Press Release issued by ZIM Corporation, dated June 14, 2004

Item 12. Results of Operations and Financial Condition

On June 14, 2004, ZIM Corporation, a corporation formed under the laws of Canada
(the Registrant), issued the attached press release that included financial information for its ten-month transitional period from June 1, 2003 to March
31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in this press release shall not be deemed incorporated by reference into any of the Registrant's registration statements filed with the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZIM CORPORATION
                                        (Registrant)

June 14, 2004                           By: /S/ Michael Cowpland
                                        ----------------------------------
                                        Michael Cowpland,
                                        Chief Executive Officer


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EXHIBIT INDEX

Exhibit No.               Exhibit                                   Page
-----------               -------                                   -----
    99.1                  Press Release